UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2015

Commission file number: 333-176820

EYES ON THE GO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2712208
State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

40 Fulton Street, 24th Floor, New York, NY 10038
(Address of Principal Executive Office) (Zip Code)

(908) 229-4933
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The Board of Directors of Eyes on the Go, Inc. has determined that the company does not have the capital required to continue its Gander.tv web site and associated services and authorized the management of the company to terminate the web site effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Eyes on the Go, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2015

EYES ON THE GO, INC.
(Registrant)

By: /s/ CHRISTOPHER CAREY
       Christopher Carey, CEO